Exhibit 10.1

Execution Version

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT, dated as of March 2, 2022 (this “Agreement”), is made and entered into between E2open Parent Holdings, Inc., a Delaware corporation (“Issuer”), and Logistyx Holdings, LLC, a Delaware limited liability company (“SellerCo”) and the undersigned parties listed under Holders on the signature page hereto (each such party, together with SellerCo and any person or entity who hereafter becomes a party to this Agreement pursuant to Section 4.9 of this Agreement, a “Holder” and collectively the “Holders”). Certain terms used in this Agreement are defined in Section 1.1.

W I T N E S S E T H:

WHEREAS, pursuant to that certain Membership Interest Purchase Agreement, dated as of the date hereof (the “MIPA”), by and among E2open, LLC, a Delaware limited liability company and wholly-owned subsidiary of Issuer (“Purchaser”), SellerCo, Logistyx Technologies, LLC, a Delaware limited liability company (the “Company”), and solely for the purposes of the articles and sections of the MIPA listed therein, Issuer, SellerCo will sell to Purchaser 100% of the Membership Interests and Purchaser will purchase from SellerCo 100% of the Membership Interests; and

WHEREAS, pursuant to the terms of the MIPA, Purchaser may elect to pay SellerCo at the Second Payment Date, up to a specified portion of the Second Payment Amount in shares of Issuer common stock, $0.0001 par value per share (the “Issuer Common Stock”); and

WHEREAS, pursuant to the terms of the MIPA, Purchaser may elect to pay to SellerCo at the Third Payment Date, up to a specified portion of the Third Payment Amount in shares of Issuer Common Stock; and

WHEREAS, the Issuer wishes to grant certain registration rights with respect to the shares of Issuer Common Stock that may be issued to SellerCo pursuant to the MIPA, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

DEFINITIONS
I.1.
Definitions. Capitalized terms used in this Agreement and not otherwise defined herein shall have the respective meanings ascribed to such terms in the MIPA. The following terms shall have the meanings set forth in this Section 1.1:

“Business Day” means any day other than a Saturday, Sunday or any other day on which banking institutions in the State of New York are not open for the transaction of normal banking business.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Holders” shall have the meaning given in the Preamble.

“register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement by the SEC.

“Registrable Securities” means (a) the Second Payment Registrable Securities, (b) the Third Payment Registrable Securities, and (c) any other equity security of the Company issued or issuable with respect to the Second Payment Registrable Securities and Third Payment Registrable Securities by way of a share capitalization or share split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization.

“Rule 144” means Rule 144 promulgated by the SEC under the Securities Act.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Second Payment Registrable Securities” means the shares of Issuer Common Stock, if any, issued on the Second Payment Date pursuant to the MIPA; provided, however, that any such shares of Issuer Common Stock that, pursuant to Section 3.1, no longer have registration rights hereunder shall not be considered Registrable Securities.

“Shelf Registration Statement” means a registration statement on Form S-3, or if the Company is ineligible to use Form S-3, then a Form S-1, under the Securities Act providing for an offering to be made on a continuous or delayed basis pursuant to Rule 415 under the Securities Act in accordance with the plan and method of distribution set forth in the prospectus included in such registration statement.

“Third Payment Registrable Securities” means the shares of Issuer Common Stock, if any, issued on the Third Payment Date pursuant to the MIPA; provided, however, that any such shares of Issuer Common Stock that, pursuant to Section 3.1, no longer have registration rights hereunder shall not be considered Registrable Securities.

ARTICLE II

REGISTRATION RIGHTS
II.1.
Registration.
(a)
Following the date of this Agreement, if Issuer may issue any Second Payment Registrable Securities pursuant to the terms of the MIPA, Issuer shall prepare a Shelf Registration Statement which would permit the resale of all Registrable Securities that is in form and substance ready to be filed with the SEC by no later than the date that is three (3) Business Days prior to the Second Payment Date, subject to receiving the requisite executed consent from Issuer’s accountant, and Issuer shall file such Shelf Registration Statement on June 1, 2022 (the “Required Filing Date”); provided that, subject to the remainder of this Section 2.1(a), if Issuer is unable to file such Shelf Registration Statement on June 1, 2022 as a result of the failure to timely receive the requisite executed consent from Issuer’s accountant, Issuer shall file such Shelf Registration Statement upon receipt of such executed consent as soon as possible thereafter (and Issuer shall use its commercial best efforts to obtain such executed consent as promptly as practicable). Issuer shall furnish to SellerCo and any other Holders with Registrable Securities included on such Shelf Registration Statement a complete draft of such Shelf Registration Statement for review as far in advance as reasonably practicable before the Required Filing Date, and in any event no later than ten (10) Business Days prior to the Required Filing Date (subject only to (x) any required executed accountant consent required to be included in the Shelf Registration Statement, a final draft of which shall be included therewith, and (y) any information to be included in such Shelf Registration Statement to be provided by SellerCo, its equityholders or any other Holders that has been requested by Issuer with reasonable advance notice). Issuer shall (i) incorporate all reasonable comments of SellerCo and its counsel to such Shelf Registration Statement that are delivered to Issuer reasonably in advance of the filing thereof, and (ii) use commercial best efforts to procure notice (including by way of email) from any accountant that will be filing an Exhibit 23 consent, that any such accountant expects to execute and deliver its consent immediately prior to the Shelf Registration Statement filing by the Required Filing Date. Issuer shall use commercial best efforts to have the Shelf Registration Statement declared effective by the SEC as soon as possible after the Required Filing Date.
(b)
Subject to SellerCo’s compliance with the requirements of Section 2.2(a), as soon as reasonably practicable following the SEC declaring such Shelf Registration Statement effective (but no later than one (1) Business Day thereafter), Issuer shall file with the SEC a prospectus supplement to the Shelf Registration Statement that provides for the resale of all Second Payment Registrable Securities (the “Second Payment Prospectus Supplement”).
(c)
If (i) Issuer may issue any Third Payment Registrable Securities pursuant to the terms of the MIPA, and (ii) did not previously file a Shelf Registration Statement because it elected not to issue any Second Payment Registrable Securities pursuant to the terms of the MIPA, Issuer shall prepare a Shelf Registration Statement which would permit the resale of all Registrable Securities that is in form and substance ready to be filed with the SEC by no later than the date that is three (3) Business Days prior to the Third Payment Date, subject to receiving the requisite executed consent from Issuer’s accountant, and Issuer shall file such Shelf Registration Statement by no later than the Third Payment Date; provided that, subject to the remainder of this Section 2.1(c), if Issuer is unable to file such Shelf Registration Statement on the Third Payment Date as a result of the failure to timely receive the requisite executed consent from Issuer’s accountant, Issuer shall file such Shelf Registration Statement upon receipt of such executed consent as soon as possible thereafter (and Issuer shall use its commercial best efforts to obtain such executed consent as promptly as practicable). Issuer shall furnish to SellerCo and any other Holders with Registrable Securities included on such Shelf Registration Statement a complete draft of such Shelf Registration Statement for review as far in advance as reasonably practicable before the Third Payment Date, and in any event no later than ten (10) Business Days prior to the Third Payment Date (subject only to (x) any required executed accountant consent required to be included in the Shelf Registration Statement, a final draft of which shall be included therewith, and (y) any information to be included in such Shelf Registration Statement to be provided by SellerCo, its equityholders or any other Holder that has been requested by Issuer with reasonable advance notice). Issuer shall (i) incorporate all reasonable comments of SellerCo and its counsel to such Shelf Registration Statement that are delivered to Issuer reasonably in advance of the filing thereof, and (ii) use commercial best efforts to procure notice (including by way of email) from any accountant that will be filing an Exhibit 23 consent, that any such accountant expects to execute and deliver its consent immediately prior to the Shelf Registration Statement filing by the Third Payment Date. Issuer shall use commercial best efforts to have the Shelf Registration Statement declared effective by the SEC as soon as possible after the Third Payment Date.
(d)
Subject to SellerCo’s compliance with the requirements of Section 2.2(a), if Issuer may issue Third Payment Registrable Securities and (i) filed a Shelf Registration Statement pursuant to Section 2.1(a), then Issuer shall file a prospectus supplement to the Shelf Registration Statement filed pursuant to Section 2.1(a) (the “Third Payment Prospectus Supplement” and together with the Second Payment Prospectus Supplement, the “Prospectus Supplement”) no later than the Third Payment Date to provide for the resale of such securities, and (ii) filed a Shelf Registration Statement pursuant to Section 2.1(c), as soon as reasonably practicable following the SEC declaring such Shelf Registration Statement effective (but no later than one (1) Business Day thereafter), Issuer shall file with the SEC the Third

Payment Prospectus Supplement to provide for the resale of such securities, such that the total number of shares of Issuer Common Stock available under the Prospectus Supplement or the Shelf Registration Statement, as the case may be, is sufficient to cover all of the shares of Issuer Common Stock that may be issued pursuant to the terms of the MIPA.
(e)
Issuer shall maintain each Shelf Registration Statement in accordance with the terms hereof, and shall prepare and file with the SEC such amendments, including post-effective amendments, and supplements as may be necessary to keep such Shelf Registration Statement continuously effective, available for use and in compliance with the provisions of the Securities Act until the earlier of (i) such time as there are no longer any Registrable Securities included on such Shelf Registration Statement and (ii) 24 months from the initial effectiveness of the Shelf Registration Statement (the “Effective Period”). In the event the Company files a Shelf Registration Statement on Form S-1, the Company shall use its commercially reasonable efforts to convert the Form S-1 to a Form S-3 as soon as practicable after the Company is eligible to use Form S-3.
(f)
The Prospectus Supplement and the Registration Statement shall include the plan of distribution substantially in the form attached hereto as Exhibit A.
II.2.
Registration Procedures. In connection with the filing of a Prospectus Supplement or a Registration Statement:
(a)
SellerCo and any other Holder shall furnish to Issuer a completed Selling Stockholder Questionnaire attached as Exhibit B hereto, if applicable, as soon as reasonably practicable (and within five Business Days following delivery of the Second Payment Intent Notice), and if applicable, as soon as reasonably practicable (and within five Business Days following delivery of the Third Payment Intent Notice), and all such other information reasonably requested by Issuer for inclusion in any Prospectus Supplement, the Registration Statement and any related prospectus.
(b)
[Intentionally Omitted].
(c)
Without limiting the provisions of Section 2.1, Issuer shall furnish to SellerCo and any other Holder as far in advance as reasonably practicable before filing such Prospectus Supplement and Shelf Registration Statement or any amendment thereto, but no later than three (3) Business Days prior to any filing, copies of reasonably complete drafts of all such documents prepared to be filed (including exhibits), and SellerCo and any other Holder shall have the opportunity reasonably to comment upon, or object to, the information contained therein and Issuer will make corrections reasonably requested by SellerCo or any other Holder with respect to such information prior to Issuer filing any such Prospectus Supplement or Shelf Registration Statement or amendment; provided, further; that Issuer shall not file or make any amendment to any Prospectus Supplement or Shelf Registration Statement, if applicable, with respect to any Second Payment Registrable Securities, and if applicable, Third Payment Registrable Securities, or any amendment of or supplement to the prospectus used in connection therewith, that refers to SellerCo or any other Holder by name, or otherwise identifies SellerCo or any other Holder as the holder of any securities of Issuer, without the consent of such Holder, such consent not to be unreasonably withheld or delayed, unless and to the extent such disclosure is required by applicable Law.
(d)
Issuer shall prepare and file with the SEC such amendments and supplements to such Shelf Registration Statement and the prospectuses used in connection therewith as may be necessary to keep such Shelf Registration Statement effective pursuant to Rule 415 promulgated under the Securities Act (including the filing of a new Shelf Registration Statement upon the expiration of a prior one) and to comply with the provisions of the Securities Act with respect to the disposition, if applicable, of all Second Payment Registrable Securities, and if applicable, Third Payment Registrable Securities subject thereto until the earlier of (i) the date on which, if applicable, all the Second Payment Registrable Securities, and if applicable, Third Payment Registrable Securities subject thereto have been sold pursuant to such Shelf Registration Statement or Registration Statement or (ii) the date as of which SellerCo and any other Holder may sell, if applicable, all of the Second Payment Registrable Securities, and if applicable, Third Payment Registrable Securities without restriction pursuant to Rule 144 promulgated under the Securities Act.
(e)
Issuer shall furnish to SellerCo and any other Holder such number of copies of such Shelf Registration Statement, each amendment and supplement thereto, the Prospectus Supplement included in such Shelf Registration Statement (including each preliminary prospectus), any Prospectus Supplement, any documents incorporated by reference therein, any free writing prospectus and such other documents as SellerCo or such other Holder may reasonably request in order to facilitate the disposition, if applicable, of the Second Payment Registrable Securities, and if applicable, Third Payment Registrable Securities owned by SellerCo or any other Holder (it being understood that, subject to the requirements of the Securities Act and applicable state securities laws, Issuer consents to the use of the Prospectus Supplement and any amendment or supplement thereto by SellerCo or any other Holder in connection with the offering and sale, if applicable, of the Second Payment Registrable Securities, and if applicable, Third Payment Registrable Securities covered by the Shelf Registration Statement of which such Prospectus Supplement, amendment or supplement is a part) to the extent then required by the rules and regulations of the SEC if such exhibits and documents are not otherwise available on the SEC’s EDGAR filing system (or any successor system)).
(f)
Issuer shall use its reasonable best efforts to register or qualify, if applicable, such Second Payment Registrable Securities, and if applicable, Third Payment Registrable Securities under such other securities or “blue sky” laws of such jurisdictions SellerCo or any other Holder reasonably requests; use its reasonable best efforts to keep each such registration or qualification (or exemption therefrom) effective during the period in which such Shelf Registration Statement is required to be kept effective; and do any and all other acts and things which may be reasonably necessary or advisable to enable SellerCo or any other Holder to consummate the disposition of the Registrable Securities owned by SellerCo or such other Holder in such jurisdictions (provided, however, that Issuer will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph or (ii) consent to general service of process in any such jurisdiction).
(g)
Issuer shall promptly notify SellerCo and any other Holder in writing (i) when a prospectus, any Prospectus Supplement, any free writing prospectus or post-effective amendment has been filed and, with respect to a Shelf Registration Statement or any post-effective amendment, when the same has become effective, (ii) of the issuance by any state securities or other regulatory authority of any order suspending the qualification or exemption from qualification, if applicable, of any of the Second Payment Registrable Securities, and if applicable, Third Payment Registrable Securities under state securities or “blue sky” laws or the initiation of any proceedings for that purpose, and (iii) of the happening of any event that makes any statement made in a Shelf Registration Statement (including any document incorporated by reference therein or deemed incorporated by reference therein) or related prospectus or free writing prospectus untrue or that requires the making of any changes in or amendments to such Shelf Registration Statement, Prospectus Supplement, free writing prospectus or documents so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, as promptly as practicable thereafter, prepare and file with the SEC and furnish a supplement or amendment to such prospectus so that, as thereafter deliverable to the purchasers, if applicable, of such Second Payment Registrable Securities, and if applicable, Third Payment Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(h)
Issuer shall otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC promulgated under the Securities Act and the Exchange Act, and make generally available to Issuer’s security holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act no later than 30 days after the end of the 12-month period beginning with the first day of Issuer’s first fiscal quarter commencing after the effective date of a Shelf Registration Statement, which earnings statement shall cover said 12-month period, and which requirement will be deemed to be satisfied if Issuer timely files complete and accurate information on Forms 10-Q, 10-K and 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act.
(i)
Issuer shall cooperate with SellerCo and each other Holder to facilitate the timely preparation and delivery of shares in book-entry form (which shall not bear any restrictive legends unless required under applicable Law) representing securities sold under any Prospectus Supplement or Registration Statement, and enable such securities to be in such denominations and registered in such names as SellerCo or such other Holder may request. Issuer will cause its legal counsel to assist SellerCo and any other Holder in the timely removal of any restrictive legends upon the sale or disposition of the Registrable Securities pursuant to the Shelf Registration Statement.
(j)
Issuer shall cause, if applicable, the Second Payment Registrable Securities, and if applicable, Third Payment Registrable Securities included in any Prospectus Supplement or Registration Statement to be listed on the New York Stock Exchange and to be registered under the Exchange Act.
(k)
Issuer shall provide a transfer agent and registrar for all, if applicable, Second Payment Registrable Securities, and if applicable, Third Payment Registrable Securities registered hereunder.
(l)
Issuer shall during the period when the prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act.
(m)
Issuer shall notify SellerCo and any other Holder promptly of any request by the SEC for the amending or supplementing of such Shelf Registration Statement or Registration Statement or Prospectus Supplement or for additional information.
(n)
Issuer shall advise SellerCo and any other Holder, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such Shelf Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.
(o)
Issuer shall otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by SellerCo and the other Holders, in connection with the registration of the Registrable Securities.
II.3.
Suspension of Dispositions. SellerCo and each other Holder hereto agrees that, upon receipt of any notice (a “Suspension Notice”) from Issuer of the happening of any event of the kind described in clause (iii) of Section 2.2(f), such Holder will forthwith discontinue disposition, if applicable, of Second Payment Registrable Securities or Third Payment Registrable Securities until such Holder’s receipt of the copies of the supplemented or amended prospectus, or until it is advised in writing (the “Advice”) by Issuer that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus, and, if so directed by Issuer, such Holder will deliver to Issuer all copies, other than permanent file copies then in such

Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event Issuer shall give any such notice, the time period regarding the effectiveness of the Registration Statements set forth in Section 2.2(b) shall be extended by the number of days during the period from and including the date of the giving of the Suspension Notice to and including the date when such Holder shall have received the copies of the supplemented or amended prospectus or the Advice. Issuer shall use its reasonable best efforts and take such actions as are reasonably necessary to render the Advice as promptly as practicable.
II.4.
Registration Expenses. All reasonable, out-of-pocket fees and expenses incident to any registration hereunder, including, without limitation, Issuer’s performance of or compliance with this Section 2.4, all registration and filing fees, fees and expenses of compliance with securities or “blue sky” laws, printing expenses (including expenses of printing of printing prospectuses), messenger and delivery expenses, the fees and expenses incurred in connection with any listing of the Registrable Securities, fees and expenses of counsel for Issuer and its independent certified public accountants and the fees and expenses of other Persons retained by Issuer, will be borne by Issuer (unless paid by a security holder other than SellerCo for whose account the registration is being effected) whether or not any registration statement becomes effective. Any brokerage fees, commissions, discounts or other expenses incurred in connection with the sale of any Registrable Securities shall be borne by the Holder of such Registrable Securities; provided, however, Issuer agrees to reimburse the Holders for reasonable fees and expenses of one counsel, which shall be selected by SellerCo., in connection with registrations hereunder in an aggregate amount up to $15,000.
II.5.
Indemnification.
(a)
Issuer agrees to indemnify and reimburse, to the fullest extent permitted by Law, each Holder of Registrable Securities, and each of its employees, advisors, agents, representatives, partners, officers, and directors and each Person who controls (within the meaning of the Securities Act or the Exchange Act) such Holder and any agent or investment advisor thereof (collectively, the “Indemnified Holder Parties”) (i) against any and all losses, claims, damages, liabilities, and expenses, joint or several (including, without limitation, reasonable and documented attorneys’ fees and disbursements except as limited by Section 2.5(c)) based upon, arising out of, related to or resulting from any untrue or alleged untrue statement of a material fact contained in any Shelf Registration Statement (including any document incorporated by reference therein or deemed incorporated by reference therein), prospectus, preliminary prospectus, free writing prospectus or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) against any and all loss, liability, claim, damage, and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon, arising out of, related to or resulting from any such untrue statement or omission or alleged untrue statement or omission, (iii) against any and all loss, liability, claim, damage, and expense whatsoever, as incurred, based upon, arising out of, or relating to or resulting from any violation by Issuer of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation thereunder applicable to Issuer and relating to any action or inaction in connection with the related offering of Registrable Securities and (iv) against any and all costs and expenses (including reasonable and documented fees and disbursements of counsel) as may be reasonably incurred in investigating, preparing, or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon, arising out of, related to or resulting from any such untrue statement or omission or alleged untrue statement or omission, or such violation of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation thereunder applicable to Issuer, to the extent that any such expense or cost is not paid under clause (i), (ii) or (iii) above; except insofar as any such statements are made is contained in any information or affidavit so furnished in writing to Issuer by Holder specifically for inclusion in the Shelf Registration Statement. The reimbursements required by this Section 2.5(a) will be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred; provided that reimbursements shall not be required to be paid more frequently than once per calendar quarter.
(b)
In connection with any Shelf Registration Statement or Registration Statement in which a Holder of Registrable Securities is participating, such Holder will furnish to Issuer in writing such information and affidavits as Issuer reasonably requests for use in connection with any such Shelf Registration Statement or Registration Statement or Prospectus Supplement and, to the fullest extent permitted by law, such Holder will indemnify Issuer and each of its employees, agents, representatives, partners, officers and directors and each Person who controls Issuer (within the meaning of the Securities Act or the Exchange Act) thereof against any and all losses, claims, damages, liabilities, and expenses (including, without limitation, reasonable attorneys’ fees and disbursements except as limited by Section 2.5(c)) resulting from any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement (including any document incorporated by reference therein or deemed incorporated by reference therein), prospectus, preliminary prospectus, free writing prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission is contained in any information or affidavit so furnished in writing to Issuer by such Holder specifically for inclusion in the Shelf Registration Statement; provided, however, that the obligation to indemnify shall be several, not joint and several, among such Holders of Registrable Securities, and the liability of each such Holder of Registrable Securities shall be in proportion to and limited to the net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Shelf Registration Statement.
(c)
Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided, however, that the failure to give such notice shall not limit the rights of such Person, except to the extent the indemnifying party is materially prejudiced by such failure) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (A) the indemnifying party has agreed to pay such fees or expenses, or (B) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such indemnified party. If such defense is not assumed by the indemnifying party as permitted hereunder, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). If such defense is assumed by the indemnifying party pursuant to the provisions hereof, such indemnifying party shall not settle or otherwise compromise the applicable claim unless (1) such settlement or compromise contains a full and unconditional release of the indemnified party or (2) the indemnified party otherwise consents in writing. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party, a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the reasonable fees and disbursements of such additional counsel or counsels.
(d)
Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Section 2.5(a) or Section 2.5(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities, or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, liabilities, or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the actions that resulted in the losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities, or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or, except as provided in Section 2.5(c), defending any such action or claim. Notwithstanding the provisions of this Section 2.5(d), the liability of any Holder under this Section 2.6(d) shall be limited to the amount of the net proceeds received by such Holder in such offering giving rise to such liability. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

If indemnification is available under this Section 2.5, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Section 2.5(a) and Section 2.5(b) without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 2.5(d).

(e)
The indemnification and contribution provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, or controlling Person of such indemnified party and will survive the transfer of securities.
II.6.
Rule 144. Issuer will file the reports required to be filed by it under the Securities Act and the Exchange Act (or, if Issuer is not required to file such reports, will, upon the request of SellerCo or any other Holder, make publicly available other information) and will take all such further action as SellerCo and any other Holder may reasonably request, all to the extent required from time to time to enable SellerCo and any other Holder to sell the Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such rule may be amended from time to time or (b) any similar rule or regulation hereafter adopted by the SEC.
II.7.
Accredited Investor Status. As soon as reasonably practicable and at least two (2) Business Days prior to the issuance of any shares of Issuer Common Stock pursuant to the MIPA, each Holder will provide Issuer with a certificate certifying that (i) such Holder is an “accredited investor” as such term is defined in Section 501(a) of Regulation D promulgated under the Securities Act; (ii) such Holder has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to Issuer and acknowledges that such Holder can protect its own interests, and (iii) such Holder has such knowledge and experience in financial and business matters so that it is capable of evaluating the merits and risks of its investment in Issuer, and has so evaluated the merits and risks of such investment.
ARTICLE III

TERMINATION
III.1.
Termination. A Holder’s registration rights hereunder shall cease to apply to any particular Registrable Security when: (a) a Shelf Registration Statement with respect to the sale of such Registrable

Security shall have become effective under the Securities Act and such Registrable Security shall have been disposed of in accordance with such Shelf Registration Statement; (b) such Registrable Security shall have been sold pursuant to Rule 144 under the Securities Act (or any successor provision); (c) such Registrable Security shall have been otherwise transferred, legends restricting further transfer shall have been removed from such Registrable Security and subsequent public distribution of them would be exempt from registration under the Securities Act or any similar state law then in force; (d) such Registrable Security shall have ceased to be outstanding or (e) the end of the Effective Period. Notwithstanding the foregoing, if Issuer has elected to pay both the Second Payment Amount and the Third Payment Amount in cash, then this Agreement shall automatically terminate without any further action by the parties hereto as of the Third Payment Date.
ARTICLE IV

MISCELLANEOUS
IV.1.
Notices. All notices, requests, demands, claims, and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, sent by nationally recognized overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, or if sent by electronic mail, to the parties hereto at the following respective addresses (or at such other address for any such party as shall be specified by like notice):

if to Issuer, to:
E2open Parent Holdings, Inc.
9600 Great Hills Trail, Suite 300E
Austin, TX 78759
Attention: Michael Farlekas
Laura Fese
Email: michael.farlekas@e2open.com; Laura.fese@e2open.com

with a copy to (which shall not constitute notice):
Troutman Pepper Hamilton Sanders LLP
3000 Two Logan Square
18th and Arch Streets
Philadelphia, PA 19103
Attention: P. Thao Le and David Meyers
Email: Thao.Le@troutman.com; David.Meyers@troutman.com

If to SellerCo, to:
Logistyx Holdings, LLC
c/o Kidd & Company
1455 East Putnam Avenue
Old Greenwich, CT 06870
Attention: Gerry DeBiasi
Email: gdebiasi@kiddcompany.com
with a copy to (which shall not constitute notice):
Proskauer Rose LLP
Eleven Times Square
New York, New York 10036
Attention: Michael E. Ellis
Email: mellis@proskauer.com

or to such other persons or at such other addresses as shall be furnished by either party by like notice to the other, and such notice or communication shall be deemed to have been given or made as of the date so delivered. If to any other Holder, at such Holder’s address or facsimile number as set forth in the Issuer’s books and records. No change in any of such addresses shall be effective insofar as notices under this Section 4.1 are concerned unless notice of such change shall have been given to such other party hereto as provided in this Section 4.1.

IV.2.
Governing Law. This Agreement will be governed by and construed in accordance with the Laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule thereof that would cause the Laws of any jurisdiction other than the State of Delaware to be applied.
IV.3.
Jurisdiction and Service of Process. Any suit, action or proceeding brought by any party hereto seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought exclusively in any court, whether state or federal, located in the State of Delaware. Each party hereto hereby submits exclusively to the jurisdiction of any such court located in the State of Delaware having subject matter jurisdiction in any suit, action or proceeding brought by any other party hereto seeking to enforce any provision of, or based on any matter arising out of, or in connection with, this Agreement or the transactions contemplated hereby. Each party hereto hereby irrevocably waives, to the fullest extent permitted by Law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.
IV.4.
WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER DOCUMENT.
IV.5.
Relationship of the Parties. This Agreement has been negotiated on an arm’s-length basis between the parties hereto and is not intended to create a partnership, joint venture or agency relationship between the parties hereto.
IV.6.
Further Assurances. Each party hereto shall use its commercially reasonable efforts to comply with all requirements imposed by this Agreement on such party and to cause the transactions contemplated herein to be consummated as contemplated herein and shall, from time to time and without further consideration execute such further instruments and take such other actions as any other party hereto shall reasonably request in order to fulfill its obligations under this Agreement and give effect to the transactions contemplated by this Agreement.
IV.7.
Entire Agreement. This Agreement and the other Transaction Documents constitute the entire agreement among the parties hereto and supersede any prior understandings, agreements or representations by or among such parties, written or oral, that may have related in any way to the subject matter of this Agreement, including any letter of intent dated as of or prior to the Agreement Date, among any of the Group Companies, SellerCo and/or Purchaser or their respective Affiliates.
IV.8.
Counterparts. This Agreement may be executed in one or more counterparts (including by .pdf or other electronic method), each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument.
IV.9.
Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. No party hereto may as-sign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties hereto; provided however, that SellerCo shall be entitled to assign its rights hereunder, including to the equity holders of SellerCo, without any required consent of Issuer provided, that (x) the Issuer is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee and the Registrable Securities with respect to which such rights are being transferred; (y) such transferee agrees in a written instrument delivered to the Issuer to be bound by and subject to the terms and conditions of this Agreement; and (z) such transferee furnishes a certificate at the time of such assignment to the Issuer in which such transferee represents to Issuer that it is an “accredited investor” as such term is defined in Section 501(a) of Regulation D promulgated under the Securities Act and that such transferee has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to Issuer and acknowledges that such transferee can protect its own interests, and such transferee has such knowledge and experience in financial and business matters so that it is capable of evaluating the merits and risks of its investment in Issuer, and has so evaluated the merits and risks of such investment.
IV.10.
No Third Party Beneficiaries. Nothing contained in this Agreement or in any instrument or document executed by any party in connection with the transactions contemplated hereby shall create any rights in, or be deemed to have been executed for the benefit of, any person or entity that is not a party hereto or thereto or a successor or permitted assign of such a party.
IV.11.
Expenses. Except as otherwise specifically provided herein, each party hereto shall bear its own expenses in connection with this Agreement and the transactions contemplated hereby.
IV.12.
Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term.
IV.13.
Amendments and Waivers. No amendment or waiver of any provision of this Agreement shall be valid unless the same shall be in writing and signed by each of Issuer and SellerCo. No waiver by any party hereto shall operate or be construed as a waiver of any default, misrepresentation, or breach of a representation, warranty, covenant or other agreement hereunder not expressly identified by such written waiver and shall not be deemed to extend to any prior or subsequent default, misrepresentation, or breach of a representation, warranty, covenant or other agreement hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence. Any amendment or waiver effected in accordance with this Section 4.13 shall be binding upon each party to this Agreement.
IV.14.
Construction. Where specific language is used to clarify by example a general statement contained herein, such specific language shall not be deemed to modify, limit or restrict in any manner the construction of the general statement to which it relates. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any such party.

[The remainder of this page has been intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

ISSUER:

E2OPEN PARENT HOLDINGS, INC.

By:	/s/ Laura L. Fese
Name:	Laura L. Fese
Title:	EVP & Secretary

SELLERCO:

LOGISTYX HOLDINGS, LLC

By:	/s/ Gerard DeBiasi
Name:	Gerard DeBiasi
Title:	Authorized Signatory

EXHIBIT A

PLAN OF DISTRIBUTION

We are registering the shares of common stock of E2open Parent Holdings, Inc., par value $0.0001 per share, or the Common Stock, which we refer to herein as Shares, issued to the Selling Stockholder to permit the resale of these Shares by the holders of the Shares from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the Selling Stockholder of the Shares.

The Selling Stockholder may sell all or a portion of the Shares beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the Shares are sold through underwriters or broker-dealers, the Selling Stockholder will be responsible for underwriting discounts or commissions or agent’s commissions. The Shares may be sold on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale, in the over-the-counter market or in transactions otherwise than on these exchanges or systems or in the over-the-counter market and in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions. The Selling Stockholder may use any one or more of the following methods when selling shares:

·
an underwritten offering;
·
ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;
·
block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;
·
purchases by a broker-dealer as principal and resale by the broker-dealer for its account;
·
an exchange distribution in accordance with the rules of the applicable exchange;
·
privately negotiated transactions;
·
broker-dealers may agree with the Selling Stockholder to sell a specified number of such shares at a stipulated price per share;
·
a combination of any such methods of sale; and
·
any other method permitted by applicable law.

The Selling Stockholder also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act, as amended, or the Securities Act, as permitted by that rule, or Section 4(a)(1) under the Securities Act, if available, rather than under this prospectus, provided that they meet the criteria and conform to the requirements of those provisions.

Broker-dealers engaged by the Selling Stockholder may arrange for other broker-dealers to participate in sales. If the Selling Stockholder effect such transactions by selling Shares to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the Selling Stockholder or commissions from purchasers of the Shares for whom they may act as agent or to whom they may sell as principal. Such commissions will be in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction will not be in excess of a customary brokerage commission in compliance with FINRA Rule 2121; and in the case of a principal transaction a markup or markdown in compliance with FINRA Rule 2121.01.

The Selling Stockholder may transfer and donate the Shares in other circumstances in which case the transferees or donees, pledgees will be the selling beneficial owners for purposes of this prospectus.

Any broker-dealer or agents participating in the distribution of the Shares may be deemed to be “underwriters” within the meaning of Section 2(11) of the Securities Act in connection with such sales. In such event, any commissions paid, or any discounts or concessions allowed to, any such broker-dealer or agent and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.

The Selling Stockholder has informed the Company that it is not a registered broker-dealer and does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the Shares. Upon the Company being notified in writing by the Selling Stockholder that any material arrangement has been entered into with a broker-dealer for the sale of Common Stock through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, a supplement to this prospectus will be filed, if required, pursuant to Rule 424(b) under the Securities Act, disclosing (i) the name of the Selling Stockholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such the Shares were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus, and (vi) other facts material to the transaction.

Under the securities laws of some U.S. states, the Shares may be sold in such states only through registered or licensed brokers or dealers. In addition, in some U.S. states the Shares may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

There can be no assurance that the Selling Stockholder will sell any or all of the Shares registered pursuant to the shelf registration statement, of which this prospectus forms a part.

The Selling Stockholder and any other person participating in such distribution will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including, without limitation, to the extent applicable, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the Shares by the Selling Stockholder and any other participating person. To the extent applicable, Regulation M may also restrict the ability of any person engaged in the distribution of the Shares to engage in market-making activities with respect to the Shares. All of the foregoing may affect the marketability of the Shares and the ability of any person or entity to engage in market-making activities with respect to the Shares.

We have agreed to pay certain expenses incurred in connection with the registration and sale of the Shares covered by this prospectus, including, among other things, all registration and filing fees (including SEC, Nasdaq and state blue sky registration and filing fees), printing expenses, and the fees and disbursements of our outside counsel and independent accountants, but excluding underwriting discounts and commissions.

EXHIBIT B

SELLING STOCKHOLDER

QUESTIONNAIRE RELATING TO

REGISTRATION OF

E2OPEN PARENT HOLDINGS, INC. COMMON STOCK

on rEGISTRATION sTATEMENT ON FORM S-3

TO: Logistyx Holdings, LLC

FROM: E2open Parent Holdings, Inc.

DATE: [__], 2022

This questionnaire (this “Questionnaire”) is being distributed in connection with the anticipated filing by E2open Parent Holdings, Inc. (the “Corporation”) with the Securities and Exchange Commission of a registration statement on Form S-3 (the “Registration Statement”), pursuant to which the Corporation intends to provide for the resale of certain shares (the “Shares”) of the Corporation’s common stock held by you as a Selling Stockholder.

The furnishing of accurate and complete responses to the questions posed in this Questionnaire is an extremely important part of the registration process. The inclusion of inaccurate or incomplete disclosures in the Registration Statement can result in potential liabilities, both civil and criminal, to the Corporation and to the individuals who furnish the information. Accordingly, you are advised to consult your own securities counsel regarding the consequences of being named as a Selling Stockholder, as well as the meaning or implication of any of the terminology used in this Questionnaire or as to the significance of any particular fact situation.

Please complete, sign, and return one copy of this Questionnaire by facsimile, email or overnight courier as soon as possible.

E2open Parent Holdings, Inc.
9600 Great Hills Trail, Suite 300E
Austin, TX 78759
Attention:	Jennifer Grafton, Esq.
Email:	jennifer.grafton@e2open.com

The Corporation must receive a signed and fully completed questionnaire from the you in order to include your Shares in the Registration Statement. Please remember to make a copy of the completed Questionnaire for your files.

Please review Annex A for a list of defined terms, which are in bold/italics in this Questionnaire.

Please give a response to every question, indicating “None” or “Not Applicable” where appropriate. Each question should be answered based on information available to you as of the date you complete this Questionnaire. Please also promptly inform the Corporation if there is any change or inaccuracies in the information supplied in answer to this Questionnaire.

A.
GENERAL INFORMATION

1.
Please provide the following information about the Selling Stockholder:

Full legal name of record holder: _________________________________________

Address of record holder: _______________________________________________

Identity of beneficial owner (if different than record holder): ___________________

Name of contact person: ________________________________________________

Telephone number of contact person: ______________________________________

Email address of contact person: __________________________________________

2.
Since January 1, 2019, have any of your Affiliates been an officer, director or employee of the Corporation or any of its subsidiaries or Affiliates? If you mark “Yes,” please provide detailed information regarding such relationship on a separate piece of paper.

Yes ☐ No ☐

3.
Except as set forth in A.2., since January 1, 2018, have you had any other direct or indirect material relationship with the Corporation or any of its subsidiaries or affiliates? For purposes of this Item, please include information with respect to any other material relationship with the Corporation that any of your “immediate family members” may have had during the relevant period.

Yes ☐ No ☐

4.
Are you a registered broker-dealer or an Affiliate of a registered broker-dealer? If so, identify the registered broker-dealer and describe the nature of the affiliation(s) on a separate piece of paper:

Yes ☐ No ☐

A.
SECURITY HOLDINGS

You must include shares Beneficially Owned as of the date you complete this Questionnaire.

1.
List below any shares of the Corporation’s securities Beneficially Owned by the Selling Stockholder:

Class of Security Number of Shares Record Holder of such Shares

________________________________________________________________

2.
Do you claim not to have (“disclaim”) Beneficial Ownership under the securities laws of any of these securities?

Yes ☐ No ☐

If you disclaim Beneficial Ownership, please explain why on a separate piece of paper.

3. If there are other securities of the Corporation held in the name of another person (for example, a trust or LLC) that the Selling Stockholder has the power to vote or sell or otherwise Beneficially Own, please also list below:

Class of Security Number of Shares Record Holder of such Shares

__________________________________________________________________

4. Is there any pledge, lien or charge of any kind against any of the Corporation’s securities Beneficially Owned by you? If “Yes,” please provide detailed information regarding such pledge, lien or charge on a separate piece of paper.

Yes ☐ No ☐

5. Is there any unresolved dispute regarding the Selling Stockholder’s ownership of the Corporation’s securities?

Yes ☐ No ☐

6. Is the Selling Stockholder the subject of a bankruptcy or insolvency proceeding, receivership, liquidation, reorganization, or other judicial proceeding?

Yes ☐ No ☐

7. With respect to any of the Corporation’s securities Beneficially Owned by you, do you have just “Voting Power” (the power to vote or direct the voting of such securities) or just “Investment Power” (the power to dispose or direct the disposition of such securities), rather than both Voting Power and Investment Power?

A situation wherein the “Voting Power” and “Investment Power” are held by different persons would arise, for example, where a voting trust is established under a trust agreement requiring the trustee to vote on all corporate matters but reserving to the grantor the power to direct the disposition of the securities. If you mark “Yes,” please provide detailed information regarding such powers on a separate piece of paper.

Yes ☐ No ☐

8. With respect to any of the Corporation’s securities Beneficially Owned by you, is the “Voting Power” or “Investment Power” not exercised exclusively by you (for example, shares held jointly with another person or shares subject to a voting trust)?

In any such instance, you must state whether the “Voting Power” or “Investment Power” is shared by another person with you, or exercised by another person exclusively, naming such person and describing his/her relationship to you and to the Corporation. If you mark “Yes,” please provide detailed information regarding such powers on a separate piece of paper.

Yes ☐ No ☐

9. Nature of Beneficial Ownership

a. Is the Selling Stockholder a natural person?

Yes ☐ No ☐

b. Is the Selling Stockholder required to file, or is it a wholly owned subsidiary of a company that is required to file, periodic and other reports (for example, Form 10K, 10-Q, 8-K) with the SEC pursuant to Section 13(a) or 15(d) of the Exchange Act?

Yes ☐ No ☐

c. Is the Selling Stockholder an investment company, or a subsidiary of an investment company, registered under the Investment Company Act of 1940, as amended?

Yes ☐ No ☐

If a subsidiary, please identify the publicly held parent entity:

d. Please describe the ultimate controlling person or manager of the Selling Stockholder (publicly traded, privately owned, managed by another entity); and, if controlled or managed by another entity, provide the exact legal description of such entity (repeat this step until the last entity described is managed by a natural person, a reporting entity under the Securities Exchange Act of 1934, or an investment company registered under the Investment Company Act of 1940, as amended).

___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________

10. Please provide the names of each person or persons having voting and investment control over the Corporation’s securities that the entity owns (e.g., director(s), general partner(s), managing member(s), etc.).

___________________________________________________________________________

___________________________________________________________________________

A.
CERTAIN TRANSACTIONS

1. If you, any of your associates, or any immediate family members had or will have any direct or indirect material interest in any transactions or series of transactions to which the Corporation or any of its subsidiaries was a party at any time since January 1, 2019, or in any currently proposed transactions or series of transactions in which the Corporation or any of its subsidiaries will be a party, in which the amount involved exceeds $120,000, please specify (a) the names of the parties to the transaction(s) and their relationship to you, (b) the nature of the interest in the transaction, (c) the amount involved in the transaction, and (d) the amount of the interest in the transaction. If the answer is “none,” please so state.

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

The undersigned consents to being named a Selling Stockholder in the Registration Statement. Further, the undersigned consents to the Corporation’s use and disclosure of the information contained herein in the Registration Statement and to the Corporation’s reliance on the information contained herein in connection therewith. The answers to the foregoing questions are true and accurate to the best of the undersigned’s knowledge and belief after reasonable investigation. The undersigned will promptly notify the Corporation if there are any material changes to, or inaccuracies in, the information provided subsequent to the date hereof for so long as the Corporation’s securities are Beneficially Owned by the undersigned.

The undersigned, duly authorized, has caused this Questionnaire to be executed and delivered as of the date above first written.

LOGISTYX HOLDINGS, LLC

By:
Name:
Title:

Dated:

Annex A

DEFINITION OF “AFFILIATE”

1.
The term “affiliate” of a specified person means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the specified person.

DEFINITION OF “BENEFICIAL OWNERSHIP”

1.
A “Beneficial Owner” of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares:
(a)
Voting power which includes the power to vote, or to direct the voting of, such security; and/or
(b)
Investment power which includes the power to dispose, or direct the disposition of, such security.

Please note that either voting power or investment power, or both, is sufficient for you to be considered the beneficial owner of shares.

2.
Any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device with the purpose or effect of divesting such person of beneficial ownership of a security or preventing the vesting of such beneficial ownership as part of a plan or scheme to evade the reporting requirements of the federal securities acts shall be deemed to be the beneficial owner of such security.
3.
Notwithstanding the provisions of paragraph (1), a person is deemed to be the “beneficial owner” of a security if that person has the right to acquire beneficial ownership of such security within 60 days, including but not limited to any right to acquire: (a) through the exercise of any option, warrant or right; (b) through the conversion of a security; (c) pursuant to the power to revoke a trust, discretionary account or similar arrangement; or (d) pursuant to the automatic termination of a trust, discretionary account or similar arrangement; provided, however, any person who acquires a security or power specified in (a), (b) or (c) above, with the purpose or effect of changing or influencing the control of the issuer, or in connection with or as a participant in any transaction having such purpose or effect, immediately upon such acquisition shall be deemed to be the beneficial owner of the securities which may be acquired through the exercise or conversion of such security or power.

DEFINITION OF “Immediate Family member”

1.
The term “immediate family member” means a person’s spouse, parents, children, siblings, mothers- and fathers-in-law; sons- and daughters-in-law, brothers- and sisters-in-law and anyone (other than domestic employees) residing in such person’s home.

124137068v4